Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
Timothy Bonang, Manager of Investor Relations,
Adam D. Portnoy, Executive Vice President,
John C. Popeo, Treasurer
(617) 332-3990
www.hrpreit.com

HRPT Properties Trust Announces Financial Results for the Periods Ended September 30, 2004

Newton, MA (November 3, 2004):  HRPT Properties Trust (NYSE: HRP) today announced its financial results for the periods ended September 30, 2004, together with comparative results for the 2003 periods as follows:

(in thousands, except per share data)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Total revenues	$160,419	$127,434	$435,678	$369,637
Net income	36,401	24,619	120,836	79,282
Net income available for common shareholders	24,901	13,119	86,336	44,782
FFO	69,071	56,547	193,712	164,092
FFO available for common shareholders	57,571	45,047	159,212	129,592
Common distributions paid	37,229	28,555	108,138	80,103

Per common share:
Net income available for common shareholders	$0.14	$0.09	$0.49	$0.33
FFO available for common shareholders	0.32	0.32	0.91	0.97
Common distributions paid	0.21	0.20	0.61	0.60

Weighted average common shares outstanding	177,285	142,717	175,768	134,079

HRPT Properties Trust is a real estate investment trust headquartered in Newton, MA.

(end)

HRPT Properties Trust

Statement of Income, EBITDA and Funds From Operations

(in thousands, except per share data)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues:
Rental income	$160,419	$127,434	$435,678	$369,637
Total revenues	160,419	127,434	435,678	369,637
Expenses:
Operating expenses	60,251	50,034	162,804	141,745
Depreciation and amortization	29,192	27,774	79,283	68,943
General and administrative	6,946	4,951	18,474	14,323
Total expenses	96,389	82,759	260,561	225,011
Operating income	64,030	44,675	175,117	144,626

Interest income	190	104	454	254
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $640, $1,480, $3,586 and $4,466, respectively)	(31,423)	(24,046)	(82,849)	(74,187)
Loss on early extinguishment of debt	—	—	(2,866)	(3,238)
Equity in earnings of Senior Housing Properties Trust and Hospitality Properties Trust	3,604	3,886	11,135	11,827
Gain on sale of Senior Housing shares (1)	—	—	14,805	—
Gain on issuance of shares by Senior Housing and Hospitality Properties (1)	—	—	5,040	—
Net income	36,401	24,619	120,836	79,282
Preferred distributions	(11,500)	(11,500)	(34,500)	(34,500)
Net income available for common shareholders	$24,901	$13,119	$86,336	$44,782

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization, or EBITDA: (2)
Net income	$36,401	$24,619	$120,836	$79,282
Loss on early extinguishment of debt	—	—	2,866	3,238
Gain on sale of Senior Housing shares	—	—	(14,805)	—
Gain on issuance of shares by Senior Housing and Hospitality Properties	—	—	(5,040)	—
Interest expense	31,423	24,046	82,849	74,187
Equity in earnings of Senior Housing and Hospitality Properties	(3,604)	(3,886)	(11,135)	(11,827)
EBITDA from equity investments	8,963	10,624	27,722	31,622
Depreciation and amortization	29,192	27,774	79,283	68,943
EBITDA	$102,375	$83,177	$282,576	$245,445

Calculation of Funds From Operations, or FFO: (3)
Net income	$36,401	$24,619	$120,836	$79,282
Loss on early extinguishment of debt:
Add: amount included in total expenses	—	—	2,866	3,238
Less: portion settled in cash	—	—	—	—
Depreciation and amortization	29,192	27,774	79,283	68,943
Gain on sale of Senior Housing shares	—	—	(14,805)	—
Gain on issuance of shares by Senior Housing and Hospitality Properties	—	—	(5,040)	—
Equity in earnings of Senior Housing and Hospitality Properties	(3,604)	(3,886)	(11,135)	(11,827)
FFO from equity investments in Senior Housing and Hospitality Properties	7,082	8,040	21,707	24,456
FFO	69,071	56,547	193,712	164,092
Preferred distributions	(11,500)	(11,500)	(34,500)	(34,500)
FFO available for common shareholders	$57,571	$45,047	$159,212	$129,592

Weighted average common shares outstanding	177,285	142,717	175,768	134,079

Per common share:
Net income available for common shareholders	$0.14	$0.09	$0.49	$0.33
FFO available for common shareholders	0.32	0.32	0.91	0.97
Common distributions paid	0.21	0.20	0.61	0.60

HRPT Properties Trust

Statement of Income, EBITDA and Funds From Operations

(in thousands, except per share data)

(1)    We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  During the nine months ended September 30, 2004, we sold 3,148 of our Senior Housing common shares and recognized a gain of $14,805.  In addition, we recognized gains of $5,040 during the nine months ended September 30, 2004, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

(2)    We compute EBITDA as net income less gains on equity transactions of equity investments, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of performance, along with net income and cash flow from operating, investing and financing activities.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

(3)    We compute FFO as shown in the calculation above.  Our calculation of FFO differs from the NAREIT definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

HRPT Properties Trust

Balance Sheet

(dollars in thousands)

	September 30,	December 31,
	2004	2003
Assets
Real estate properties, at cost	$4,594,489	$3,891,966
Accumulated depreciation	(429,235)	(363,015)
	4,165,254	3,528,951
Acquired real estate leases	139,607	68,983
Equity investments	218,174	260,208
Cash and cash equivalents	26,569	11,526
Other assets	202,653	143,576
Total assets	$4,752,257	$4,013,244

Liabilities and Shareholders’ Equity
Indebtedness, net	$2,272,430	$1,876,821
Acquired real estate lease obligations	39,423	33,206
Other liabilities	126,467	91,566
Shareholders’ equity:
Preferred (20,000,000 shares outstanding)	482,935	482,935
Common (177,316,525 and 142,773,925 shares outstanding)	1,831,002	1,528,716
Total liabilities and shareholders’ equity	$4,752,257	$4,013,244

HRPT Properties Trust

Cash Flow Summary

(dollars in thousands)

	Nine Months Ended September 30,
	2004	2003
Cash flow from (used in):
Operating activities	$160,718	$147,103
Investing activities	(601,209)	(308,709)
Financing activities	455,534	170,266
Increase in cash	15,043	8,660
Cash at beginning of period	11,526	12,384
Cash at end of period	$26,569	$21,044

HRPT Properties Trust

Additional Data

(amounts in thousands)

•                  Equity in earnings, EBITDA, FFO and cash distributions from equity investments include earnings, EBITDA, FFO and cash distributions from Hospitality Properties and Senior Housing as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003

Equity in earnings of equity investments:
Hospitality Properties	$1,698	$1,639	$4,860	$4,887
Senior Housing (1)	1,906	2,247	6,275	6,940
	$3,604	$3,886	$11,135	$11,827

EBITDA from equity investments:
Hospitality Properties	$3,862	$3,978	$11,477	$11,933
Senior Housing (1)	5,101	6,646	16,245	19,689
	$8,963	$10,624	$27,722	$31,622

FFO from equity investments:
Hospitality Properties	$3,580	$3,658	$10,640	$10,954
Senior Housing (1)	3,502	4,382	11,067	13,502
	$7,082	$8,040	$21,707	$24,456

Cash distributions from equity investments:
Hospitality Properties	$2,880	$2,880	$8,640	$8,640
Senior Housing (1)	2,995	3,971	9,961	11,913
	$5,875	$6,851	$18,601	$20,553

(1) In 2003 we owned 12,809 shares of Senior Housing.  In January and February 2004, we sold 3,148 of these shares in an underwritten public offering for $57,303 (net $54,413).

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  The geographic sources of property level revenue and net operating income (rental income less operating expenses) are as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Property Level Revenue (1)
Metro Philadelphia, PA	$34,442	$38,148	$100,675	$105,612
Metro Washington, DC	19,321	16,301	52,454	50,496
Metro Boston, MA	14,557	11,631	39,464	30,788
Southern California	12,817	11,804	37,295	35,548
Oahu, HI	10,830	—	31,457	—
Metro Austin, TX	10,047	10,464	29,642	32,391
Atlanta, GA	6,371	—	6,371	—
Other markets	52,034	39,086	138,320	114,802
Total	$160,419	$127,434	$435,678	$369,637

Property Level Net Operating Income (1)
Metro Philadelphia, PA	$19,904	$22,824	$56,528	$61,329
Metro Washington, DC	12,379	10,155	33,685	33,162
Metro Boston, MA	10,780	8,116	29,047	21,786
Southern California	8,655	8,335	25,561	25,218
Oahu, HI	8,761	—	25,870	—
Metro Austin, TX	4,586	4,856	13,762	16,283
Atlanta, GA	4,174	—	4,174	—
Other markets	30,929	23,114	84,247	70,114
Total	$100,168	$77,400	$272,874	$227,892

(1)  Includes some triple net lease revenues.

•                  Comparable property level revenue and net operating income (rental income less operating expenses) for properties owned by us continuously since July 1, 2003, for the quarters ended September 30, 2004 and 2003, are as follows:

	Property Level Revenue (1)		Property Level Net Operating Income
	Quarter Ended September 30,		Quarter Ended September 30, (1)
	2004	2003	2004	2003
Metro Philadelphia, PA	$34,442	$38,148	$19,904	$22,824
Metro Washington, DC	16,584	16,301	10,365	10,155
Metro Boston, MA	11,802	10,318	8,902	7,223
Southern California	11,839	11,804	8,067	8,335
Oahu, HI	—	—	—	—
Metro Austin, TX	10,047	10,464	4,586	4,856
Atlanta, GA	—	—	—	—
Other markets	39,978	38,475	23,746	22,638
Total	$124,692	$125,510	$75,570	$76,031

(1)  Includes some triple net lease revenues.

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  Rental income includes non cash straight line rent adjustments, lease value amortization and lease termination fees as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Non cash straight line rent adjustments	$5,739	$4,226	$14,976	$11,892
Lease value amortization	(1,143)	1,035	(1,123)	1,035
Lease termination fees	1,027	2,118	2,239	2,589

•                  Cash expenditures made and capitalized for tenant improvements, leasing costs, building improvements, and development and redevelopment activities are as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Tenant improvements	$8,027	$7,059	$17,159	$18,935
Leasing costs	4,264	3,728	14,826	7,275
Building improvements	5,869	4,722	12,824	10,689
Development and redevelopment activities	1,722	30	5,963	6,721

•                  Rents charged for office space which were renewed or released during the quarter ended September 30, 2004, were approximately 0.1% lower than rents previously charged for the same space.  Commitments made for expenditures in connection with leasing this space are as follows:

	Total	Renewals	New Leases
Square feet leased during the quarter	1,552	1,081	471
Total commitments for tenant improvements and leasing costs	$36,027	$20,865	$15,162
Average lease term (years)	8.2	7.9	9.1
Leasing costs per square foot per year (whole dollars)	$2.83	$2.44	$3.54

•                  Debt maturities and weighted average interest rates as of September 30, 2004, are as follows:

Year of Maturity	Scheduled Principal Payments During Period	Weighted Average Interest Rate
2004	$2,641	7.4%
2005	183,647	7.5%
2006	103,151	2.3%
2007	17,901	7.7%
2008	52,605	7.8%
2009	355,331	2.0%
2010	55,567	8.6%
2011	226,967	6.8%
2012	201,115	6.9%
2013 and thereafter	1,086,272	6.2%
Total	$2,285,197	5.7%

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  As of September 30, 2004, 13 tenants were individually responsible for more than 1% of total annualized rents.  Our 10 largest tenants based on annualized rents is as follows:

Tenant or Subsidiary	Annualized Rent (1) (in millions)	% of Annualized Rent
1. U. S. Government	$105.9	16.0%
2. GlaxoSmithKline plc	14.6	2.2%
3. PNC Financial Services Group	11.8	1.8%
4. Towers, Perrin, Forster & Crosby, Inc.	11.6	1.7%
5. Tyco International Ltd	9.8	1.5%
6. Solectron Corporation	9.2	1.4%
7. Manugistics, Inc.	8.8	1.3%
8. Motorola, Inc.	8.8	1.3%
9. Ballard Spahr Andrews & Ingersoll, LLP	8.4	1.3%
10. Westinghouse Electric Corporation	8.2	1.2%
Other tenants	466.5	70.3%
Over one thousand tenants	$663.6	100.0%

(1) Annualized rent is rents pursuant to signed leases as of September 30, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

•                  As of September 30, 2004, a division of our tenants based on annualized rent is as follows:

Tenant	Annualized Rent (1) (in millions)	% of Annualized Rent
U.S. Government and other governmental tenants	$114.4	17%
Medical related tenants	122.3	19%
Industrial land leases (Oahu, HI)	42.9	6%
Other investment grade rated tenants (2)	162.4	25%
Other tenants	221.6	33%
Total	$663.6	100%

(1) Annualized rent is rents pursuant to signed leases as of September 30, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2) Excludes investment grade rated tenants included above.

HRPT Properties Trust

Additional Data

(dollars and square feet in thousands unless otherwise stated)

•                  Property and occupancy statistics as of September 30, 2004 and 2003, are as follows:

	All Properties		Comparable Properties (1)
	Quarter Ended September 30,		Quarter Ended September 30,
	2004	2003	2004	2003
Total properties (2)	365	224	215	215
Total square feet (2)	43,333	25,785	24,761	24,761
Square feet leased (3)	40,322	23,473	22,496	22,471
Percentage leased	93.1%	91.0%	90.9%	90.8%

(1) Includes properties owned by us continuously since July 1, 2003.

(2) Total properties and square feet at September 30, 2004, include 11 land parcels with 9,755 square feet of developed industrial lands in Oahu, Hawaii acquired in December 2003.

(3) Square feet leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

•                  Properties acquired during the nine months ended September 30, 2004, are as follows:

Date Acquired	Location	Number of Properties	Square Feet	Purchase Price (1)	Major Tenant
2/11/04	Arnold, MO	1	65	$8,343	Convergys Customer Management Group, Inc.
2/24/04	Quincy, MA	1	46	7,739	American Express Company
4/28/04	Memphis, TN	1	125	21,127	Sparks Corporation, LLC
6/2/04	St. Paul, MN	1	423	13,030	The Sportsman’s Guide, Inc.
6/4/04	Virginia Beach, VA	1	75	6,818	Hayes Seay Mattern & Mattern, Inc.
7/16/04	Hallwood (2)	113	5,156	434,659	U.S. Government, Ford Motor Company and Manufacturers & Traders Trust Company
7/20/04	Rockville, MD	3	283	76,383	Manugistics, Inc.
7/29/04	Memphis, TN	1	131	12,010	U.S. Postal Service
8/24/04	Atlanta, GA	1	177	24,594	Affiliated Computer Services, Inc.
9/9/04	Atlanta, GA	1	90	9,514	Practice Works System
9/16/04	Monroeville, PA	1	480	65,585	Westinghouse Electric Corporation
9/21/04	Quincy, MA	2	356	61,717	CitiStreet & Boston Financial Data
		127	7,407	$741,519

(1)Includes closing costs.

(2)Represents HRPT’s acquisition of Hallwood Realty Partners, L.P., which included properties located in  Atlanta, GA, Dearborn, MI, Baltimore and Rockville, MD, Bellevue, Kent and Tukwila (Seattle), WA, Solon (Cleveland), OH and Sacramento and San Diego, CA.

HRPT Properties Trust

Additional Data

(dollars and square feet in thousands unless otherwise stated)

•                  Lease expiration data at September 30, 2004, is as follows:

	Total	2004	2005	2006	2007 and After
Leased properties:
Metro Philadelphia, PA
Total square feet	5,471
Leased square feet (1)	5,223	376	279	145	4,423
Annualized rent (2)	$129,223	$7,769	$7,297	$4,858	$109,299
Metro Washington, DC
Total square feet	3,065
Leased square feet (1)	2,853	31	379	193	2,250
Annualized rent (2)	$79,840	$957	$9,285	$5,478	$64,120
Metro Boston, MA
Total square feet	2,976
Leased square feet (1)	2,658	15	188	218	2,237
Annualized rent (2)	$59,450	$965	$6,987	$4,453	$47,045
Southern California
Total square feet	1,976
Leased square feet (1)	1,881	33	73	197	1,578
Annualized rent (2)	$52,475	$1,271	$3,252	$7,175	$40,777
Oahu, HI
Total square feet	9,755
Leased square feet (1)	9,639	6	—	—	9,633
Annualized rent (2)	$42,929	$92	$—	$—	$42,837
Metro Austin, TX
Total square feet	2,843
Leased square feet (1)	2,250	63	168	62	1,957
Annualized rent (2)	$39,008	$1,608	$4,136	$1,323	$31,941
Atlanta, GA
Total square feet	1,840
Leased square feet (1)	1,749	64	233	164	1,288
Annualized rent (2)	$34,623	$1,246	$4,341	$2,668	$26,368
Other markets
Total square feet	15,407
Leased square feet (1)	14,069	539	1,352	1,779	10,399
Annualized rent (2)	$226,036	$10,673	$21,906	$27,967	$165,490

Totals:
Total square feet	43,333
Leased square feet (1)	40,322	1,127	2,672	2,758	33,765
Percent of leased square feet		2.8%	6.6%	6.8%	83.8%
Annualized rent (2)	$663,584	$24,581	$57,204	$53,922	$527,877
Percent of annualized rent		3.7%	8.6%	8.1%	79.6%

(1) Leased square feet includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(2) Annualized rent is rents pursuant to signed leases as of September 30, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Additional Data

•                  Leverage and coverage ratios are as follows:

	September 30,	December 31,
Leverage Ratios	2004	2003
Total Debt / Total Assets	47.8%	46.8%
Total Debt / Real Estate Properties, at Cost	48.3%	47.7%
Total Debt / Total Book Capitalization	49.6%	48.3%
Mortgage Debt / Total Assets	9.2%	8.2%
Variable Rate Debt / Total Debt	19.6%	22.0%

	Quarter Ended September 30,				Nine Months Ended September 30,
Coverage Ratios	2004		2003		2004		2003
EBITDA / Interest Expense	3.3	x	3.5	x	3.4	x	3.3	x
EBITDA / Interest Expense + Preferred Distributions	2.4	x	2.3	x	2.4	x	2.3	x